SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ----------------


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 15, 1998.
                                                         ---------------

                                OMI Trust 1998-B
                -----------------------------------------------
               (Exact name of registrant as specified in charter)


        Pennsylvania               333-31441               applied for
----------------------------------------------------------------------------
 (State or other jurisdiction    (Commission             (IRS Employer
       of incorporation)          File Number)         Identification No.)

               c/o PNC Bank, National Association
               Corporate Trust Department
               Attention:  Judy Wisniewskie
               1700 Market Street
               Philadelphia, Pennsylvania                 19103
           ---------------------------------------------------------
               (Address of principal executive offices)   (Zip Code)


        Registrant's telephone number, including area code (215) 585-8872
                                                           --------------


================================================================================
           (Former name or former address, if changed since last report.)

                               OMI TRUST 1998-B

                                   FORM 8-K


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not Applicable.

ITEM 5.  OTHER EVENTS.

      OMI Trust 1998-B (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1998-B (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on August 15, 1998. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS.

            Not Applicable.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            Exhibits

            20.1 Monthly Remittance Report relating to the Distribution Date occurring on August 15, 1998.

ITEM 8.     CHANGE IN FISCAL YEAR.

            Not Applicable.

                                  Signatures


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              OMI TRUST 1998-B, Registrant

                              By:  Oakwood Acceptance Corporation,
                                   as servicer


August 23, 1998                     /s/ DOUGLAS R. MUIR
                                    -------------------

                                      Douglas R. Muir
                                      Vice President

                                INDEX OF EXHIBITS

                                                          Page of Sequentially
                                                              Numbered Pages
                                                          --------------------

20.1  Monthly Remittance Report relating to Distribution
      Date occurring on August 15, 1998.......................... 5-10


OAKWOOD MORTGAGE INVESTORS, INC. 1998-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:         Jul-98


                         Scheduled Principal Balance of Contracts
----------------------------------------------------------------------------------------------------------

Beginning                                                                        Ending         Scheduled
Principal          Scheduled      Prepaid       Liquidated     Contracts         Principal      Gross
Balance            Principal      Principal     Principal      Repurchased       Balance        Interest
----------------------------------------------------------------------------------------------------------

290,964,649.94   (421,146.15)  (3,388,376.56)         0.00            0.00  287,155,127.23   2,663,679.85
==========================================================================================================






                                Certificate Account
--------------------------------------------------------------------------------------------

    Beginning             Deposits                             Investment        Ending
     Balance      Principal      Interest    Distributions     Interest          Balance
--------------------------------------------------------------------------------------------

 4,639,617.86  3,774,557.24  2,479,433.86   (7,534,158.05)      12,604.04   3,372,054.95
============================================================================================



                                                         REPORT DATE:  AUGUST 7, 1998
                                                         POOL REPORT # 3
                                                         Page 1 of 6





               Scheduled                                 Amount
Servicing      Pass Thru      Liquidation   Reserve      Available for  Limited      Total
Fee            Interest       Proceeds      Fund Draw    Distribution   Guarantee    Distribution
-------------------------------------------------------------------------------------------------


242,470.54    2,421,209.31        0.00         0.00      6,473,202.56       0.00    6,473,202.56
=================================================================================================





           P&I Advances at Distribution Date
---------------------------------------------------------

   Beginning      Recovered      Current        Ending
    Balance        Advances     Advances       Balance
---------------------------------------------------------


  658,121.76     646,151.64  1,326,848.49  1,338,818.61
=========================================================



OAKWOOD MORTGAGE INVESTORS, INC. 1998-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                Jul-98


Class B Crossover Test                                 Test Met?
------------------------------------------             ----------

(a) Remittance date on or after December 2002              N

(b) Average 60 day Delinquency rate <=  5%                 Y

(c) Average 30 day Delinquency rate <=  7%                 Y

(d) Cumulative losses do not exceed the following percent of the intitial principal balance of all Certificates

           Dec 2002- May 2004           7%                 N
           June 2004-May 2005           8%                 N
           June 2005 and thereafter     9%                 N



(e) Current realized loss ratio <=      2.75%              Y

(f) Does Subordinated Certificate percentage equal or
     exceed                             28.875%
     of Pool Scheduled Principal Balance

           Beginning M balance              36,000,000.00
           Beginning B-1 balance            11,250,000.00
           Beginning B-2 balance            15,000,000.00
                                            -------------
                                            62,250,000.00
                                            -------------
           Divided by beginning pool
           balance                         290,964,649.94
                                                  21.394%  N




                   REPORT DATE:  AUGUST 7, 1998
                   POOL REPORT #3

                   Page 2 of 6


   Average 60 day delinquency ratio:

                        Over 60s     Pool Balance     %
                   --------------------------------------

   Current Mo         3,313,032.71  287,155,127.23  1.15%
   1st Preceding Mo     766,145.43  290,964,649.94  0.26%
   2nd Preceding Mo           0.00  295,782,984.69  0.00%
                                        Divided by    3
                                                  -------
                                                    0.47%
                                                  =======

   Average 30 day delinquency ratio:


                       Over 30s      Pool Balance    %
                   --------------------------------------

   Current Mo         8,681,505.05  287,155,127.23  3.02%
   1st Preceding Mo   5,900,100.85  290,964,649.94  2.03%
   2nd Preceding Mo   1,914,522.21  295,782,984.69  0.65%
                                        Divided by    3
                                                  -------
                                                    1.90%
                                                  =======

   Cumulative loss ratio:

                   Cumulative losses          0.00
                                   ----------------
   Divided by Initial Certificate
     Principal                      300,000,000.00 0.000%
                                                  =======



   Current realized loss ratio:
                      Liquidation          Pool
                         Losses           Balance
                      -----------------------------

   Current Mo              0.00     287,155,127.23
   1st Preceding Mo        0.00     290,964,649.94
   2nd Preceding Mo        0.00     295,782,984.69
                                                   0.000%
                                                  =======


      OAKWOOD MORTGAGE INVESTORS, INC. 1998-B
      OAKWOOD ACCEPTANCE CORP. -  SERVICER
      REMITTANCE REPORT
      REPORTING MONTH:               Jul-98



                                                   Delinquency Analysis

                                         31 to 59 days        60 to 89 days   90 days and Over     Total Delinq.
                No. of   Principal             Principal           Principal          Principal           Principal
                Loans    Balance        #      Balance      #      Balance     #      Balance    #        Balance
                -----------------------------------------------------------------------------------------------------


Excluding Repos 7,907  285,890,170.30  165  5,195,621.70   63  1,915,972.76   11   332,772.68   239    7,444,367.14

          Repos    47    1,264,956.93    6    172,850.64   28    716,419.90   12   347,867.37    46    1,237,137.91
                -----------------------------------------------------------------------------------------------------

          Total 7,954  287,155,127.23  171  5,368,472.34   91  2,632,392.66   23   680,640.05   285    8,681,505.05
                =====================================================================================================

                                                                                               3.6%           3.02%
                                                                                             ========================


                                          REPORT DATE:  AUGUST 7, 1998
                                          POOL REPORT #     3
                                          Page 3 of 6




                                    Repossession Analysis
   Active Repos            Reversal     Current Month
   Outstanding           (Redemption)      Repos          Cumulative Repos
        Principal          Principal        Principal          Principal
 #      Balance      #     Balance    #     Balance      #     Balance
--------------------------------------------------------------------------


47   1,264,956.93    0         0.00   30   849,414.84    47   1,264,956.93




OAKWOOD MORTGAGE INVESTORS, INC. 1998-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:           Jul-98

REPOSSESSION LIQUIDATION REPORT



                       Liquidated                                                      Net
 Account    Customer   Principal     Sales     Insur.     Total      Repossession  Liquidation
 Number       Name      Balance    Proceeds    Refunds   Proceeds      Expenses     Proceeds
-----------------------------------------------------------------------------------------------
                                                           0.00                        0.00
                                                           0.00                        0.00
                                                           0.00                        0.00
                                                           0.00                        0.00
                                                           0.00                        0.00
                                                           0.00                        0.00
                                                           0.00                        0.00
                                                           0.00                        0.00
                                                           0.00                        0.00
                                                           0.00                        0.00
                                                           0.00                        0.00
                                                           0.00                        0.00
                                                           0.00                        0.00
                                                           0.00                        0.00
                                                           0.00                        0.00
                                                           0.00                        0.00
                                                           0.00                        0.00
                                                           0.00                        0.00
                                                           0.00                        0.00
                                                           0.00                        0.00
                       -----------------------------------------------------------------------
                          0.00        0.00      0.00       0.00         0.00           0.00
                       =======================================================================



                                                      REPORT DATE:  AUGUST 7, 1998
                                                      POOL REPORT # 3

                                                      Page 4 of 6





                                   Net        Current
   Unrecov.     FHA Insurance   Pass Thru   Period Net   Cumulative
   Advances       Coverage      Proceeds    Gain/(Loss)  Gain/(Loss)
--------------------------------------------------------------------
                     0.00          0.00        0.00
                     0.00          0.00        0.00
                     0.00          0.00        0.00
                     0.00          0.00        0.00
                     0.00          0.00        0.00
                     0.00          0.00        0.00
                     0.00          0.00        0.00
                     0.00          0.00        0.00
                     0.00          0.00        0.00
                     0.00          0.00        0.00
                     0.00          0.00        0.00
                     0.00          0.00        0.00
                     0.00          0.00        0.00
                     0.00          0.00        0.00
                     0.00          0.00        0.00
                     0.00          0.00        0.00
                     0.00          0.00        0.00
                     0.00          0.00        0.00
                     0.00          0.00        0.00
                     0.00          0.00        0.00
-------------------------------------------------------
      0.00           0.00          0.00        0.00        0.00
===================================================================






PRIOR MONTH CUMULATIVE                              0.00



OAKWOOD MORTGAGE INVESTORS, INC. 1998-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                  Jul-98

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                 Original       Beginning        Beginning     Current       Current
          Cert.                Certificate    Certificate        Carryover    Principal     Principal
          Class                  Balances       Balances         Principal       Due           Paid
-----------------------------------------------------------------------------------------------------


A-1                           62,900,000.00   53,864,649.94         0.00  3,809,522.71   3,809,522.71
A-1 Outstanding Writedown              0.00            0.00                       0.00

A-2                           57,600,000.00   57,600,000.00         0.00          0.00           0.00
A-2 Outstanding Writedown              0.00            0.00                       0.00

A-3                           33,700,000.00   33,700,000.00         0.00          0.00           0.00
A-3 Outstanding Writedown              0.00            0.00                       0.00

A-4                           18,700,000.00   18,700,000.00         0.00          0.00           0.00
A-4 Outstanding Writedown              0.00            0.00                       0.00

A-5                           64,850,000.00   64,850,000.00         0.00          0.00           0.00
A-5 Outstanding Writedown              0.00            0.00                       0.00

M-1                           23,250,000.00   23,250,000.00         0.00          0.00           0.00
M-1 Outstanding Writedown              0.00            0.00                       0.00

M-2                           12,750,000.00   12,750,000.00         0.00          0.00           0.00
M-2 Outstanding Writedown              0.00            0.00                       0.00

B-1                           11,250,000.00   11,250,000.00         0.00          0.00           0.00
B-1 Outstanding Writedown              0.00            0.00                       0.00

B-2                           15,000,000.00   15,000,000.00         0.00          0.00           0.00
B-2 Outstanding Writedown              0.00            0.00                       0.00


                           --------------------------------------------------------------------------

                             300,000,000.00  290,964,649.94         0.00  3,809,522.71   3,809,522.71
                           ==========================================================================




                                                            REPORT DATE:  AUGUST 7, 1998
                                                            POOL REPORT #  3

                                                            Page 5 of 6





   Ending       Prefunding                      Ending                   Principal Paid
  Carryover      Shortfall     Writedown     Certificate        Pool       Per $1,000
  Principal    Distribution     Amounts        Balances        Factor     Denomination
---------------------------------------------------------------------------------------


    0.00          0.00           0.00        50,055,127.23    79.57890%       60.56
                                 0.00                 0.00         0.00        0.00

    0.00          0.00           0.00        57,600,000.00   100.00000%        0.00
                                 0.00                 0.00         0.00        0.00

    0.00          0.00           0.00        33,700,000.00   100.00000%        0.00
                                 0.00                 0.00         0.00        0.00

    0.00          0.00           0.00        18,700,000.00   100.00000%        0.00
                                 0.00                 0.00         0.00        0.00

    0.00          0.00           0.00        64,850,000.00   100.00000%        0.00
                                 0.00                 0.00         0.00        0.00

    0.00          0.00           0.00        23,250,000.00   100.00000%        0.00
                                 0.00                 0.00         0.00        0.00

    0.00          0.00           0.00        12,750,000.00   100.00000%        0.00
                                 0.00                 0.00         0.00        0.00

    0.00          0.00           0.00        11,250,000.00   100.00000%        0.00
                                 0.00                 0.00         0.00        0.00

    0.00          0.00           0.00        15,000,000.00   100.00000%        0.00
                                 0.00                 0.00         0.00        0.00

-----------------------------------------------------------

    0.00          0.00           0.00       287,155,127.23
===========================================================



OAKWOOD MORTGAGE INVESTORS, INC. 1998-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:           Jul-98


CERTIFICATE INTEREST ANALYSIS



      Certificate       Remittance  Beginning    Current         Total          Interest       Ending
         Class            Rate       Balance     Accrual          Paid          Shortfall     Balance
                        -----------------------------------------------------------------------------


A-1                      5.69625%      0.00     264,211.72     264,211.72          0.00         0.00
A-1  Carryover Interest      0.00      0.00           0.00           0.00          0.00         0.00
A-1  Writedown Interest      0.00      0.00           0.00           0.00          0.00         0.00

A-2                      6.15000%      0.00     295,200.00     295,200.00          0.00         0.00
A-2  Carryover Interest      0.00      0.00           0.00           0.00          0.00         0.00
A-2  Writedown Interest      0.00      0.00           0.00           0.00          0.00         0.00

A-3                      6.20000%      0.00     174,116.67     174,116.67          0.00         0.00
A-3  Carryover Interest      0.00      0.00           0.00           0.00          0.00         0.00
A-3  Writedown Interest      0.00      0.00           0.00           0.00          0.00         0.00

A-4                      6.35000%      0.00      98,954.17      98,954.17          0.00         0.00
A-4  Carryover Interest      0.00      0.00           0.00           0.00          0.00         0.00
A-4  Writedown Interest      0.00      0.00           0.00           0.00          0.00         0.00

A-5                      6.67500%      0.00     360,728.13     360,728.13          0.00         0.00
A-5  Carryover Interest      0.00      0.00           0.00           0.00          0.00         0.00
A-5  Writedown Interest      0.00      0.00           0.00           0.00          0.00         0.00

M-1                      6.80000%      0.00     131,750.00     131,750.00          0.00         0.00
M-1  Carryover Interest      0.00      0.00           0.00           0.00          0.00         0.00
M-1  Writedown Interest      0.00      0.00           0.00           0.00          0.00         0.00

M-2                      7.02500%      0.00      74,640.63      74,640.63          0.00         0.00
M-2  Carryover Interest      0.00      0.00           0.00           0.00          0.00         0.00
M-2  Writedown Interest      0.00      0.00           0.00           0.00          0.00         0.00

B-1                      7.45000%      0.00      69,843.75      69,843.75          0.00         0.00
B-1  Carryover Interest      0.00      0.00           0.00           0.00          0.00         0.00
B-1  Writedown Interest      0.00      0.00           0.00           0.00          0.00         0.00

B-2                      7.75000%      0.00      96,875.00      96,875.00          0.00         0.00
B-2  Carryover Interest      0.00      0.00           0.00           0.00          0.00         0.00
B-2  Writedown Interest      0.00      0.00           0.00           0.00          0.00         0.00

X                                      0.00     854,889.24     854,889.24          0.00         0.00

R                                      0.00           0.00           0.00          0.00         0.00

Service Fee                            0.00     242,470.54     242,470.54          0.00         0.00
                                 -------------------------------------------------------------------

                                       0.00   2,663,679.85   2,663,679.85          0.00         0.00
                                 ===================================================================



                      REPORT DATE:  AUGUST 7, 1998
                      POOL REPORT #   3

                      Page 6 of 6





 Interest Paid
  Per $1,000         Cert.            TOTAL
 Denomination        Class        DISTRIBUTION
----------------------------------------------------


     4.91            A-1           4,073,734.43
     0.00
     0.00

     5.13            A-2             295,200.00
     0.00
     0.00

     5.17            A-3             174,116.67
     0.00
     0.00

     5.29            A-4              98,954.17
     0.00
     0.00

     5.56            A-5             360,728.13
     0.00
     0.00

     5.67            M-1             131,750.00
     0.00
     0.00

     5.85            M-2              74,640.63
     0.00
     0.00

     6.21            B-1              69,843.75
     0.00
     0.00

     6.46            B-2              96,875.00
     0.00
     0.00

                      X              854,889.24

                      R                    0.00

                                     242,470.54
                                 --------------

                                   6,473,202.56

                                           0.00
                                 --------------
                                   6,473,202.56
                                 --------------
